UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2011

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Summer Street
Suite 300
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (203) 356-1318

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On May 12, 2011, MXenergy Holdings Inc. (the “Company”) issued a press release announcing its proposed merger transaction whereby it will be acquired by Constellation Energy Resources, LLC (“Constellation”), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 12, 2011, announcing the proposed merger transaction with Constellation Energy Resources, LLC

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Constellation and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor Constellation undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and Constellation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed acquisition of the Company by Constellation; unexpected costs, charges or expenses resulting from the proposed acquisition of the Company by Constellation; litigation or adverse judgments relating to the proposed acquisition of the Company by Constellation; risks relating to the consummation of the contemplated acquisition of the Company by Constellation, including the risk that the closing conditions to the consent solicitation or the proposed merger will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, which was filed with the SEC on September 28, 2010, under the heading “Item 1A—Risk Factors” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.

	By:		/s/ Chaitu Parikh
		Name:	Chaitu Parikh
		Title:	Executive Vice President and Chief Financial Officer

Date: May 12, 2011